THE ADVISORS' INNER CIRCLE FUND II

                    UTENDAHL INSTITUTIONAL MONEY MARKET FUND

                       SUPPLEMENT DATED FEBRUARY 12, 2009
                                     TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
            DATED NOVEMBER 28, 2008, AS SUPPLEMENTED DECEMBER 4, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

FUND LIQUIDATION

On February 12, 2009, the Board of Trustees of The Advisors' Inner Circle Fund II approved the liquidation of the Fund.

The Fund is not accepting investments from existing or prospective shareholders and is expected to cease operations and liquidate on or about March 20, 2009. Prior to the Fund's date of liquidation (the "Liquidation Date"), Fund shareholders may redeem (sell) their shares in the manner described in the prospectuses under the heading "How to Sell Your Fund Shares."

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating all-cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

Until liquidation, the Fund intends to continue to satisfy redemption requests through the payment of redemption proceeds that consist of a combination of in-kind securities and cash in the same proportion that such securities and cash are held by the Fund as of the close of business on the day of the redemption request. The Fund reserves the right to send your redemption proceeds within seven days after the Fund receives your request. You will be notified in the event of any change in these policies.

In anticipation of the Fund's liquidation, the Adviser will continue to manage the Fund in a manner intended to raise cash in order to facilitate the orderly liquidation of the Fund. As a result, during this time, all or a portion of the Fund may continue not to be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective during this time.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares. You should consult your personal tax adviser concerning your particular tax situation.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




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